Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 1 of 13

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

PETITION DATE: 3/31/2019
DISTRICT OF TEXAS: Southern
DIVISION: Houston

MONTHLY OPERATING REPORT SUMMARY FOR JULY 2019

($ in thousands)

MONTH	April 2019	May 2019	June 2019	July 2019 [1]	August 2019	September 2019
REVENUES (MOR-6)	31,299	30,990	26,585	7,976		
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	214	4,636	(1,151)	(310)		
NET INCOME (LOSS) (MOR-6)	(20,182)	(7,259)	(314,116)	(5,594)		
PAYMENTS TO INSIDERS (MOR-9)	119	119	119	0		
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	1,347	0		
TOTAL DISBURSEMENTS (MOR-8)	40,157	37,330	33,347	3,707		

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	7/1/2020
LIABILITY	YES (X) NO ( )	7/1/2020
VEHICLE	YES (X) NO ( )	7/1/2020
WORKER'S	YES (X) NO ( )	10/1/2019
D&O LIABILITY	YES (X) NO ( )	7/16/2020

	CIRCLE ONE
Are all accounts receivable being collected within terms? [2]	Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (No)
Have any pre-petition liabilities been paid?	(Yes) No
If so, describe: Prepetition liabilities have been paid in accordance with the applicable court orders	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	Yes (No)
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization? The plan was confirmed on July 9, 2019 by docket number 582.	

ATTORNEY NAME: James Grogan
FIRM NAME: Blank Rome
ADDRESS: 717 Texas Avenue
ADDRESS: Suite 1400
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE: (713) 632-8652

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED: /s/ Ryan Midgett (ORIGINAL SIGNATURE) TITLE: Chief Financial Officer

Ryan Midgett (PRINT NAME OF SIGNATORY) September 3, 2019 (DATE)

MOR-1

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Values are estimates based on amounts from June 2019.

(2) In ordinary course of business, the Debtors attempt to collect all accounts receivable within terms; however, certain receivables are collected outside of contractual terms.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 2 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

COMPARATIVE BALANCE SHEETS

ASSETS ($ in thousands)	FILING DATE * (1) March 2019	MONTH April 2019	MONTH May 2019	MONTH June 2019	MONTH Juy 2019 (2)	MONTH August 2019	MONTH September 2019
CURRENT ASSETS							
Cash & Cash Equivalents (3)	9,262	41,967	45,940	49,231	50,103		
Accounts Receivable, net	55,118	45,941	46,849	42,892	46,288		
Prepaid Drilling Costs	12,519	7,373	4,961	4,916	4,916		
Other	11,936	11,225	10,743	9,771	9,771		
TOTAL CURRENT ASSETS	**88,836**	**106,506**	**108,493**	**106,809**	**111,078**		
PROPERTY, PLANT & EQUIPMENT							
Proved Properties	1,523,831	1,523,364	1,523,446	1,541,895	1,541,895		
Unproved Properties	81,597	81,435	81,435	81,215	81,215		
WIP	39,930	45,922	49,660	32,670	32,670		
Less Accumulated DD&A	(302,521)	(313,203)	(323,885)	(633,918)	(639,115)		
TOTAL OIL & NATURAL GAS PP&E	**1,342,836**	**1,337,517**	**1,330,656**	**1,021,863**	**1,016,665**		
Other Property & Equipment	1,639	1,627	1,632	1,633	1,633		
Less Accumulated Depreciation	(942)	(969)	(1,003)	(1,036)	(1,036)		
TOTAL OTHER PP&E	**696**	**658**	**629**	**598**	**598**		
OTHER ASSETS							
Right of Use Asset	15,503	14,812	14,261	13,661	13,661		
Other Intangibles	2,116	2,111	2,107	2,103	2,103		
Derivatives	1,948	(0)	0	0	0		
Other Assets	14,231	13,821	14,081	13,722	13,722		
TOTAL OTHER ASSETS	**33,798**	**30,744**	**30,449**	**29,485**	**29,485**		
Total Assets	**$1,466,166**	**$1,475,426**	**$1,470,228**	**$1,158,755**	**$1,157,826**		

* Per Schedules and Statement of Affairs

MOR-2

Notes:

(1) Cash balance as of March 31, 2019 excludes royalty checks which were not released until the royalty order was signed on April 1, 2019.

(2) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Values are estimates based on amounts from June 2019.

(3) Cash balance includes $4,448,680 of restricted cash accounts.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 3 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

COMPARATIVE BALANCE SHEETS

LIABILITIES & STOCKHOLDERS' EQUITY ($ in thousands)	FILING DATE * March 2019	MONTH April 2019	MONTH May 2019	MONTH June 2019	MONTH July 2019 [1]	MONTH August 2019	MONTH September 2019
LIABILITIES							
POST-PETITION LIABILITIES (MOR-4)	0	193,582	206,191	210,776	215,441		
PRE-PETITION LIABILITIES							
Secured Debt	801,155	801,155	801,155	801,155	801,155		
Lease Liabilities	16,054	15,413	14,892	14,319	14,319		
Second Lien Secured Debt	80,722	80,722	80,722	80,722	80,722		
Asset Retirement Obligation [2]	145,041	0	0	0	0		
Other Liabilities [3]	151,342	132,687	122,464	120,899	120,899		
TOTAL PRE-PETITION LIABILITIES	1,194,316	1,029,978	1,019,234	1,017,095	1,017,095		
TOTAL LIABILITIES	1,194,316	1,223,560	1,225,424	1,227,871	1,232,536		
STOCKHOLDERS' EQUITY (DEFICIT)							
COMMON STOCK	20	20	20	20	20		
ADDITIONAL PAID-IN CAPITAL	509,477	509,674	509,871	510,067	510,067		
RETAINED EARNINGS: Filing Date	(237,646)	(237,646)	(237,646)	(237,646)	(237,646)		
RETAINED EARNINGS: Post Filing Date	0	(20,182)	(27,441)	(341,557)	(347,151)		
TOTAL STOCKHOLDERS' EQUITY (NET WORTH)	271,851	251,865	244,803	(69,116)	(74,710)		
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$1,466,166	$1,475,426	$1,470,228	$1,158,755	$1,157,826		

* Per Schedules and Statement of Affairs

MOR-3

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Values are estimates based on amounts from June 2019.

(2) ARO liability is recorded quarterly and is classified as post-petition (not subject to compromise) for the purposes of the Monthly Operating Report.

(3) Other Liabilities include accounts payable, oil and gas revenue payable, commodity derivatives, and other liability accruals.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 4 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

SCHEDULE OF POST-PETITION LIABILITIES

($ in thousands)	April 2019	May 2019	June 2019	July 2019 (1)	August 2019	September 2019
ACCOUNTS PAYABLE	1,360	3,819	4,476	4,476		
ACCRUED TAXES & MARKETING	1,104	2,189	3,518	5,804		
SECURED DEBT POST-PETITION	20,000	20,000	20,000	20,000		
ACCRUED INTEREST PAYABLE	115	106	330	538		
ACCRUED PROFESSIONAL FEES*	7,019	12,435	14,051	15,704		
OTHER LIABILITIES	770	770	787	671		
1. Lease Operating and Capital Accrued Expenses	8,754	11,054	14,648	14,536		
2. Revenue Payable	8,028	9,521	5,363	5,363		
3. Asset Retirement Obligation (2)	144,967	144,967	145,771	145,771		
4. General, Administrative, and Other Accruals	1,465	1,328	1,833	2,578		
TOTAL POST-PETITION LIABILITIES (MOR-3)	$193,582	$206,191	$210,776	$215,441		

*Payment Requires Court Approval

MOR-4

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Values are estimates based on amounts from June 2019.

(2) ARO liability is recorded quarterly and is classified as post-petition (not subject to compromise) for the purposes of the Monthly Operating Report.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 5 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

AGING OF POST-PETITION LIABILITIES
JULY 2019 (1)

($ in thousands)

DAYS	TOTAL	TRADE ACCOUNTS	ACCRUED TAXES & MARKETING	LEASE OPERATING & CAPITAL ACCRUAL	REVENUE PAYABLE	OTHER
0-30	34,259	4,929	3,561	9,399	5,363	$11,007
31-60	8,815	(1)	1,379	3,749	0	3,687
61-90	26,595	(451)	863	1,388	0	24,796
91+	0	0	0	0	0	0
TOTAL (2) (3)	$69,669	$4,476	$5,804	$14,536	$5,363	$39,490

AGING OF ACCOUNTS RECEIVABLE

($ in thousands)

MONTH	April 2019	May 2019	June 2019	July 2019 (1)	August 2019	September 2019
0-30 DAYS	31,859	31,984	28,452	31,848		
31-60 DAYS	3,316	3,460	3,093	3,093		
61-90 DAYS	1,677	1,442	(998)	(998)		
91+ DAYS	9,089	9,962	12,345	12,345		
TOTAL (4)	$45,941	$46,849	$42,892	$46,288		

MOR-5

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Values are estimates based on amounts from June 2019.

(2) This may include disputed payables.

(3) Due to the nature of the liabilities, Asset Retirement Obligations of approximately $146 million are excluded from the aging of post-petition liabilities.

(4) Accounts Receivable includes oil and gas receivables, JIB receivables, and other miscellaneous receivables.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 6 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

STATEMENT OF INCOME (LOSS)

($ in thousands)	April 2019	May 2019	June 2019	July 2019 [1]	August 2019	September 2019	FILING TO DATE
REVENUES (MOR-1)	31,299	30,990	26,585	7,976			96,849
GATHERING, PROCESSING & TRANSPORTATION	4,329	5,103	5,030	1,509			15,971
GROSS PROFIT	26,970	25,887	21,555	6,466			80,878
OPERATING EXPENSES:							
LOE	9,770	7,283	11,982	3,595			32,630
General & Administrative	3,509	2,476	2,485	746			9,216
Insiders Compensation	119	119	119	0			356
Restructuring Costs [2]	10,728	8,504	5,511	1,653			26,396
Production & Ad Valorem Taxes	2,596	2,647	2,590	777			8,610
Exploration Expense	34	222	19	6			281
TOTAL OPERATING EXPENSES	26,756	21,251	22,706	6,776			77,489
INCOME BEFORE INT, DEPR/TAX (MOR-1)	214	4,636	(1,151)	(310)			3,389
INTEREST EXPENSE	193	795	693	208			1,888
DEPRECIATION, DEPLETION, AND AMORTIZATION	11,165	11,169	17,326	5,198			44,858
OTHER (INCOME) EXPENSE [3]	9,038	(68)	(406)	(122)			8,442
OTHER ITEMS* [4]	0	0	295,352	0			295,352
TOTAL INT, DEPR & OTHER ITEMS	20,396	11,895	312,965	5,284			350,540
NET INCOME BEFORE TAXES	(20,182)	(7,259)	(314,116)	(5,594)			(347,151)
FEDERAL INCOME TAXES	0	0	0	0			0
NET INCOME (LOSS) (MOR-1)	($20,182)	($7,259)	($314,116)	($5,594)			($347,151)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

MOR-6

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Values are estimates based on amounts from June 2019.

(2) Includes restructuring costs from the 2017 and 2019 bankruptcy filings.

(3) Includes termination of commodity derivatives.

(4) Impairment of natural gas and oil properties.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 7 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

CASH RECEIPTS AND DISBURSEMENTS ($ in thousands)	April 2019	May 2019	June 2019	July 2019 (1)	August 2019	September 2019	FILING TO DATE (2)
1. CASH-BEGINNING OF MONTH	$12,532	$41,967	$45,940	$49,231			$12,532
RECEIPTS:							
2. CASH SALES	0	0	0	0			0
3. COLLECTION OF ACCOUNTS RECEIVABLE	49,140	41,303	36,637	4,579			131,659
4. LOANS & ADVANCES (attach list)	20,000	0	0	0			20,000
5. SALE OF ASSETS	0	0	0	0			0
6. OTHER (attach list)	452	0	0	0			452
TOTAL RECEIPTS	69,592	41,303	36,637	4,579			152,111
(Withdrawal) Contribution by Individual Debtor MFR-2 *	0	0	0	0			0
DISBURSEMENTS:							
7. NET PAYROLL	2,880	2,929	2,794	0			8,603
8. PAYROLL TAXES PAID (3)	0	0	0	0			0
9. SALES, USE & OTHER TAXES PAID	6,046	6,293	1,510	15			13,865
10. SECURED/RENTAL/LEASES	602	818	966	0			2,385
11. UTILITIES & TELEPHONE	120	1,457	1,380	7			2,965
12. INSURANCE	0	0	0	0			0
13. INVENTORY PURCHASES	0	0	0	0			0
14. VEHICLE EXPENSES	75	307	122	98			603
15. TRAVEL & ENTERTAINMENT	113	133	166	0			412
16. MARKETING & TRANSPORTATION	3,191	3,601	4,007	1,024			11,823
17. ADMINISTRATIVE & SELLING	100	409	917	74			1,499
18. ROYALTIES	11,079	8,427	6,293	0			25,799
19. LEASE OPPERATING EXPENSE & CAPITAL EXPENDITURE	12,549	8,824	11,787	2,031			35,191
20. LAND	105	432	88	56			682
21. OTHER (attach list)	0	0	0	0			(0)
TOTAL DISBURSEMENTS FROM OPERATIONS	36,861	33,629	30,029	3,306			103,826
22. PROFESSIONAL FEES	988	2,964	2,892	264			7,107
23. U.S. TRUSTEE FEES	0	4	0	0			4
24. OTHER REORGANIZATION EXPENSES (attach list)	2,308	733	426	136			3,603
TOTAL DISBURSEMENTS	40,157	37,330	33,347	3,707			114,540
25. NET CASH FLOW	29,435	3,973	3,290	872			37,571
26. CASH - END OF MONTH (MOR-2)	$41,967	$45,940	$49,231	$50,103			$50,103

* Applies to Individual debtors only

MOR-7

Notes:
(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report.
(2) There were no post-petition disbursements in March 2019.
(3) Payroll taxes are paid to Insperity and included in net payroll.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 8 of 13 MOR-7a Cash Receipts & Disbursements Support Loans & Advances ($ in thousands) (1) Receipt April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 FILING TODATE Receipt of DIP Funds 20,000 0 0 0 20,000 Total $20,000 $0 $0 $0 $20,000 Other Receipts FILING TO (1) Receipt April 2019 May 2019 June 2019 July 2019 August 2019 September 2019 DATE Refund from JIB Partner 452 0 0 0 452 Total $452 $0 $0 $0 $452 Other Reorganization Expenses Support FILING TO (1) July 2019 (2) Expense April 2019 May 2019 June 2019 August 2019 September 2019 DATE DIP Fees 2,308 733 426 136 3,603 Total $2,308 $733 $426 $136 $3,603 MOR-7a Notes: (1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. (2) There were no post-petition disbursements in March 2019.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 9 of 13

CASE NAME: Vanguard Natural Resources, Inc.
CASE NUMBER: 19-31786

CASH ACCOUNT RECONCILIATION

BANK NAME	Capital One	Capital One	Capital One	Capital One	Wells Fargo	Capital One	Capital One	
ACCOUNT NUMBER	#4917	#1271	#5646	#5638	#1301	#1814	#5603	
ACCOUNT TYPE	Master Operating Account	Adequate Assurance Account (2)	Account Related to Former Chapter 11 Estates (2)	Account Related to Former Chapter 11 Estates	VNG Vendor Account	Secondary Operating Account	VNR Finance Account	TOTAL (3) (4)
BANK BALANCE	47,263	699	3,750	0	21	250	0	51,983
NET TIMING ADJUSTMENTS DUE TO/(FROM) BANK	0	0	0	0	0	0	0	0
OUTSTANDING CHECKS	1,877	0	0	0	0	2	0	1,879
ADJUSTED BANK BALANCE	$45,386	$699	$3,750	$0	$21	$248	$0	$50,103
BEGINNING CASH - PER BOOKS	44,570	699	3,750	0	21	191	0	49,231
RECEIPTS	4,577	0	0	0	0	3	0	4,579
TRANSFERS BETWEEN ACCOUNTS	(691)	0	0	0	0	691	0	0
(WITHDRAWAL) OR CONTRIBUTION BY DEBTOR INDIVIDUAL MFR-2	0	0	0	0	0	0	0	0
CHECKS/OTHER DISBURSEMENTS	(3,070)	0	0	0	0	(637)	0	(3,707)
ENDING CASH - PER BOOKS	$45,386	$699	$3,750	$0	$21	$248	$0	50,103

MOR-8

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report. Amounts reflect actual bank balances as of July 9, 2019.

(2) Adequate Assurance Account and Account Related to Former Chapter 11 Estates are included in the restricted cash balance.

(3) Does not include the segregated bank account held at US Bank (x7000).

(4) Does not include the Employee Relief Account held at Capital One (x0453).

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 10 of 13

MOR-8a
Schedule of Disbursements by Debtor Entity
For the Period July 1, 2019 through July 9, 2019
(Unaudited)

($ in thousands)

Debtor Entity	Case No.	Total Disbursements 7/31/2019 [1]	Total Disbursements Current Period [2]
Vanguard Natural Resources, Inc.	19-31786	$0	$0
Eagle Rock Acquisition Partnership, L.P.	19-31787	0	0
Eagle Rock Acquisition Partnership II, L.P.	19-31788	0	0
Eagle Rock Energy Acquisition Co., Inc.	19-31789	0	0
Eagle Rock Energy Acquisition Co. II, Inc.	19-31790	0	0
Eagle Rock Upstream Development Company, Inc.	19-31791	0	0
Eagle Rock Upstream Development Company II, Inc.	19-31792	0	0
Escambia Asset Co. LLC	19-31793	0	0
Escambia Operating Co. LLC	19-31794	0	0
Vanguard Natural Gas, LLC	19-31795	637	637
Vanguard Operating, LLC	19-31796	3,070	3,070
VNR Holdings, LLC	19-31797	0	0
Total Disbursements for Calculating U.S. Trustee Quarterly Fees		**$3,707**	**$3,707**

MOR-8a

Notes:

(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report.

(2) The current period includes disbursements between July 1, 2019 and July 9, 2019.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 11 of 13

CASE NAME: Vanguard Natural Resources, Inc.

CASE NUMBER: 19-31786

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

($ in thousands)

INSIDERS: NAME/POSITION//COMP TYPE				April 2019	May 2019	June 2019	July 2019 (1)	August 2019	September 2019
1.	RICHARD SCOTT SLOAN	CEO	Salary	60	60	60	0		
2.	RYAN MIDGETT	CFO	Salary	27	27	27	0		
3.	JONATHAN CURTH	GC	Salary	32	32	32	0		
4.									
5.									
6.									
TOTAL INSIDERS (MOR-1)				$119	$119	$119	$0		

($ in thousands)

PROFESSIONALS: NAME/ORDER DATE			April 2019	May 2019	June 2019	July 2019 (1)	August 2019	September 2019
1.	BLANK ROME LLP	April 23, 2019	0	0	0	0		
2.	DELOITTE TAX LLP	May 21, 2019	0	0	0	0		
3.	EVERCORE GROUP LLC	April 23, 2019	0	0	0	0		
4.	KIRKLAND & ELLIS LLP	April 23, 2019	0	0	0	0		
5.	MCCARN & WEIR, P.C.	April 23, 2019	0	0	44	0		
6.	OPPORTUNE	April 23, 2019	0	0	0	0		
7.	PRIME CLERK LLC	April 1, 2019	0	0	1,150	0		
8.	ROGER SOAPE, INC.	April 23, 2019	0	0	153	0		
TOTAL PROFESSIONALS (MOR-1)			$0	$0	$1,347	$0		

MOR-9

Notes:
(1) Vanguard's plan of reorganization was approved by Judge Jones on July 9, 2019. This report covers July 1, 2019 through confirmation on July 9, 2019. The remainder of July will be included in post confirmation report.

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 12 of 13 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION CASE NAME: Vanguard Natural Resources, Inc. PETITION DATE: 3/31/2019 CASE NUMBER: 19-31786 MONTHLY OPERATING REPORT NOTES FOR JULY 9, 2019 Basis of Presentation The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly Treatment of Intercompany Transactions The Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. Pursuant to the Final Order (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts and (B) Continue to Perform Intercompany Transactions, and (II) Granting Related Relief [Docket No. 181], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors for the period covered by the Monthly Operating Report, as described in further detail in this Report. Treatment of Certain Liabilities and GAAP Disclosures As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report contains information that would be typical of financial statements filed with the Securities and Exchange Commission. For instance, for the period commencing on the Petition Date and thereafter, the company stopped accrued interest on prepetition indebtedness until further review of these obligations is completed. The Debtors’ consolidated financial statements in this report have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include, among other things, funded debt obligations and amounts due to third parties for goods and services received prior to the Petition Date. The Debtors continue to analyse and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed. 12

Case 19-31786 Document 674 Filed in TXSB on 09/03/19 Page 13 of 13 Treatment of Reorganization Costs ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes write off of discount, premium, debt issuance costs, and derivatives associated with long- term debt, expenses related to legal advisory and representation services, other professional consulting and advisory services, estimates of claims allowed related to legal matters and rejected executory contracts and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Reservation of Rights Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so. Reporting Period Unless otherwise noted herein, the Monthly Operating Report generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For the purposes of this Monthly Operating Report, the period reflects March 31, 2019 through June 30, 2019 and includes a stub period of July 1, 2019 through July 9, 2019. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. Accuracy The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 13